Vanguard Managed Payout Funds

Supplement to the Prospectus Dated April 28, 2010

New Target Index for One of Vanguard Managed Payout Funds’ Underlying Funds

Each of the Managed Payout Funds invests a portion of its assets in Vanguard Total International Stock Index Fund, which has begun tracking its new target index, the MSCI® All Country World ex USA Investable Market Index (MSCI ACWI ex USA IMI Index), previously approved by that fund’s board of trustees.

The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of companies located in developed and emerging markets, excluding the United States. The Total International Stock Index Fund’s new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the fund’s previous index. Unlike the old index, the new index includes small-capitalization stocks as well as stocks of Canadian companies. As a result of the target index change, the underlying fund provides the Managed Payout Funds with the opportunity to further diversify their international exposure. Because the fund constitutes only a portion of each Managed Payout Fund, the possible effects should be limited proportionately.

Prospectus Text Changes

In the More on the Funds section, under “Stocks,” the following paragraph replaces a similar paragraph:

Each Managed Payout Fund may invest in Vanguard Total Stock Market Index Fund and Vanguard Total International Stock Index Fund (and/or other Vanguard stock index funds) to capture the investment returns of the overall equity markets. Each Managed Payout Fund may also invest in Vanguard REIT Index Fund, in order to capture the returns of stocks issued by equity real estate investment trusts (known as REITs). Each Managed Payout Fund will, through its investments in Vanguard stock index funds, indirectly invest, to varying degrees, in large-, mid-, and small-capitalization stocks diversified across growth

(over, please)

and value styles in the United States, as well as stocks of companies located in developed and emerging markets around the world.

In the Glossary of Investment Terms section, the following glossary terms are added:

Barclays Capital U.S. Aggregate Bond Index. An index that is the broadest measure of the taxable U.S. bond market with investment-grade ratings and maturities of 1 year or more.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

FTSE All-World Index. An index that tracks approximately 2,900 large- and mid-capitalization stocks in countries around the world, including both developed and emerging markets.

Managed Payout Distribution Focus Composite Index. An index weighted 40% FTSE All-World Index, 20% Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and Barclays Capital U.S. Aggregate Float Adjusted Index thereafter, 10% Barclays Capital U.S. Treasury Inflation Protected Securities Index, 10% Citigroup 3-Month Treasury Bill Index, 10% Dow Jones-UBS Commodity Index, and 10% MSCI US REIT Index. (MSCI US REIT Index was adjusted to include a 2% cash position through April 30, 2009.)

Managed Payout Growth and Distribution Composite Index. An index weighted 50% FTSE All-World Index, 15% Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and Barclays Capital U.S. Aggregate Float Adjusted Index thereafter, 15% Citigroup 3-Month Treasury Bill Index, 10% Dow Jones-UBS Commodity Index, and 10% MSCI US REIT Index. (MSCI US REIT Index was adjusted to include a 2% cash position through April 30, 2009.)

Managed Payout Growth Focus Composite Index. An index weighted 65% FTSE All-World Index, 5% Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and Barclays Capital U.S. Aggregate Float Adjusted Index thereafter, 10% Citigroup 3-Month Treasury Bill Index, 10% Dow Jones-UBS Commodity Index, and 10% MSCI US REIT Index. (MSCI US REIT Index was adjusted to include a 2% cash position through April 30, 2009.)

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

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Vanguard Marketing Corporation, Distributor.

PS 1497A 122010